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                                                                      Exhibit 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 333-31354, 333-34702, 333-75645, 333-75649 and 333-50157 of Alkermes, Inc. on
Form S-3 and Registration Statement Nos. 333-89573, 333-89575, 333-48768,
333-48772, 333-71011, 333-50357, 333-13283, 33-97468, 33-58330 and 33-44752 of
Alkermes, Inc. on Form S-8 of our report dated May 23, 2001, appearing in the Annual Report on Form 10-K of Alkermes, Inc. for the year ended March 31, 2001.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
June 28, 2001